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                                                                                         Loan Number  5224553817
                                                                                                    -------------------------
                                              HARBOR FEDERAL SAVINGS BANK                Date  12/28/2005
                                              PO BOX 2758                                    --------------------------------
HOMES BY CALTON, LLC                          FORT PIERCE, FL 34954                      Maturity Date  01/01/2007
2050 40TH AVE STE 1                                                                                   -----------------------
VERO BEACH, FL 32960                                                                     Loan Amount $ 1,067,950.00
         BORROWER'S NAME AND ADDRESS                   LENDER'S NAME AND ADDRESS                      -----------------------
"l" includes each borrower above, jointly   "You" means the lender, its successors and   Renewal Of
and severally.                              assigns.                                                -------------------------
------------------------------------------- ------------------------------------------- -------------------------------------------

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of __ONE MILLION SIXTY___
_SEVEN THOUSAND NINE HUNDRED FIFTY AND 00/100_____________________________________________________ Dollars $__1,067,950.00__________
[ X ] SINGLE ADVANCE: I will receive all of this principal sum on _12/28/2005_. No additional advances are contemplated under this note.
[   ] MULTIPLE ADVANCE: The principal sum shown above is the maximum amount of principal I can borrow under this note. On __________
      _________________ I will receive the amount of $ _______________   and future principal advances are contemplated.
      CONDITIONS: The conditions for future advances are ___________________________________________________________________________
      ______________________________________________________________________________________________________________________________
      ______________________________________________________________________________________________________________________________
      [   ] OPEN END CREDIT: You and I agree that I may borrow up to the maximum principal sum more than one time. This feature is subject to all other conditions and expires on __________________________________________.
      [   ] CLOSED END CREDIT: You and I agree that I may borrow (subject to all other conditions) up to the maximum principal sum only one time.
INTEREST: I agree to pay interest on the outstanding principal balance from  __12/28/2005__  at the rate of __________8.250__%
          per year until _02/01/2006___________________.
[   ] VARIABLE RATE: This rate may then change as stated below.
      [ X ] INDEX RATE: The future rate will be ___1.000% ABOVE_____________ the following index rate: ___WALL STREET JOURNAL_______
      __PRIME. THE RATE ON THIS NOTE MAY CHANGE AS OFTEN AS MONTHLY. INTEREST RATE CHANGES WILL_____________________________________
      __OCCUR ON THE FIRST DAY OF THE MONTH FOLLOWING A CHANGE IN THE INDEX.________________________________________________________
      [   ] NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.
      [ X ] FREQUENCY AND TIMING: The rate on this note may change as often as __EVERY 1 MONTH_____________________________________.
               A change in the interest rate will take effect ___02/01/2006________________________________________________________.
      [ X ] LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than _______18.000%_____
               or less than _______________5.250_%. The rate may not change more than ________________% each ____1 MONTH___________.
      EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:
      [ X ] The amount of each scheduled payment will change.        [   ] The amount of the final payment will change.
      [   ] _______________________________________________________________________________________________________________________.
ACCRUAL METHOD: Interest will be calculated on a __365/365_____________________________________ basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
      [   ] on the same fixed or variable rate basis in effect before maturity (as indicated above).
      [ X ] at a rate equal to ____18.000%_________________________________________________________________________________________.
[ X ] LATE CHARGE: If a payment is made more than __10__ days after it is due, I agree to pay a late charge of __5.000%_____________
      _____________________________________________________________________________________________________________________________.
[   ] ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which [   ] are  [   ] are not included in
      the principal amount above: _________________________________________________________________________________________________.
PAYMENTS: I agree to pay this note as follows :
[ X ] INTEREST: I agree to pay accrued interest __MONTHLY BEGINNING 02/01/2006______________________________________________________
      ______________________________________________________________________________________________________________________________
[ X ] PRINCIPAL: I agree to pay the principal __ON OR BEFORE 01/01/2007_____________________________________________________________
      ______________________________________________________________________________________________________________________________
[   ] INSTALLMENTS: I agree to pay this note in _______________ payments. The first payment will be in the amount of $ _____________
      and will be due ______________________________ . A payment of $______________________ will be due ____________________________
      ___________________________________________________________________________________thereafter. The final payment of the entire unpaid balance of principal and interest will be due ________________________________________________________________________.
PURPOSE: The purpose of this loan is _PURCHASE-NON HMDA____________________________________________________________________________.
ADDITIONAL TERMS:
1. DEFAULT RATE: IF IN DEFAULT, THE INTEREST RATE SHALL BE 18.0%
2. THE TERMS AND CONDITIONS OF THE COMMITMENT DATED 12/15/05 ARE INCORPORATED HEREIN; IN EVENT OF CONFLICT BETWEEN THE COMMITMENT
LETTER, MORTGAGE OR ANY LOAN DOCUMENTS, THE MORTGAGE AND LOAN DOCUMENTS SHALL CONTROL
3. THERE SHALL BE NO PREPAYMENT PENALTY FOR EARLY PAYMENT OR PAYOFF


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UNIVERSAL NOTE AND SECURITY AGREEMENT                                                                                  (page 1 of 3)
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                                                              SECURITY

SECURITY INTEREST: I give you a security interest in all of the Property described below that I own or have sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the
     Property; any original evidence of title or ownerships and all obligations that support the payment or performance of the
     Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property;
     any rights and claims arising from the Property; and any collections and distributions on account of the Property.

     [   ] ACCOUNTS AND OTHER RIGHTS TO PAYMENT: All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including al l liens) which I have by law or agreement against any account debtor or obligor.

     [   ] INVENTORY: All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in my business.

     [   ] EQUIPMENT: All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The
           Property includes any equipment described in a list or schedule I give to you, but such a list is not necessary to create a valid security interest in all of my equipment.

     [   ] INSTRUMENTS AND CHATTEL PAPER: All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and elect ronic chattel paper.

     [   ] GENERAL INTANGIBLES All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use my name.

     [   ] DOCUMENTS: All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.

     [   ] FARM PRODUCTS AND SUPPLIES: All farm products including, but not limited to, all poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and
           all feed, seed, fertilizer, medicines, and other supplies used or produced in my farming operations.

     [   ] GOVERNMENT PAYMENTS AND PROGRAMS: All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conservation reserve payments under any preexisting, current, or future federal or state government program.

     [   ] INVESTMENT PROPERTY: All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodit y accounts, and financial assets.

     [   ] DEPOSIT ACCOUNTS: All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

     [ X ] SPECIFIC PROPERTY DESCRIPTION: The Property includes, but is not limited by, the following:
           1.) PROPERTY LOCATED AT: 6285 33RD ST VERO BEACH FL 32960

If applicable, enter real estate description and record owner information: _________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
The Property will be used for a [   ] personal [ X ] business [   ] agricultural [   ]_____________________________________ purpose.
Borrower/Owner State of organization/registration (if applicable) __FLORIDA_________________________________________________________

                                             ADDITIONAL TERMS OF THE SECURITY AGREEMENT

GENERALLY - This agreement secures this note and any other debt I      your failure to perform will not preclude you from exercising
have with you, now or later. However, it will not secure other         any of your other rights under the law or this security
debts if you fail with respect to such other debts, to make any        agreement.
required disclosure about this security agreement or if you fail       PURCHASE MONEY SECURITY INTEREST - For the sole purpose of
to give any required notice of the right of rescission. If             determining the extent of a purchase money security interest
property described in this agreement is located in another state,      arising under this security agreement: (a) payments on any
this agreement may also, in some circumstances, be governed by         nonpurchase money loan also secured by this agreement will
the law of the state in which the Property is located.                 not be deemed to apply to the Purchase Money Loan, and (b)
NAME AND LOCATION - My name indicated on page 1 is my exact legal      payments on the Purchase Money Loan will be deemed to apply
name. If I am an individual, my address is my principal residence.     first to the nonpurchase money portion of the loan, if any,
If I am not an individual, my address is the location of my chief      and then to the purchase money obligations in the order in
executive offices or sole place of business. If I am an entity         which the items of collateral were acquired or if acquired at
organized and registered under state law, my address is located in     the same time, in the order selected by you. No security
the state in which I am registered, unless otherwise indicated on      interest will be terminated by application of this formula.
page 2. I will provide verification of registration and location       "Purchase Money Loan" means any loan the proceeds of which,
upon your request. I will provide you with at least 30 days notice     in whole or in part, are used to acquire any collateral
prior to any change in my name, address, or state of organization      securing the loan and all extensions, renewals,
or registration.                                                       consolidations and refinancing of such loan.
OWNERSHIP AND DUTIES TOWARD PROPERTY - I represent that I own all      PAYMENTS BY LENDER - You are authorized to pay, on my behalf,
of the Property, or to the extent this is a purchase money             charges I am or may become obligated to pay to preserve or
security interest I will acquire ownership of the Property with        protect the secured property (such as property insurance
the proceeds of the loan. I will defend it against any other           premiums). You may treat those payments as advances and add
claim. Your claim to the Property is ahead of the claims of any        them to the unpaid principal under the note secured by this
other creditor. I agree to do what ever you require to protect         agreement or you may demand immediate payment of the amount
your security interest and to keep your claim in the Property          advanced.
ahead of the claims of other creditors. I will not do anything to      INSURANCE - I agree to buy insurance on the Property against
harm your position. I will not use the Property for a purpose that     the risks and for the amounts you require and to furnish you
will violate any laws or subject the Property to forfeiture or         continuing proof of coverage. I will have the insurance
seizure.                                                               company name you as loss payee on any such policy. You may
   I will keep books, records and accounts about the Property and      require added security if you agree that insurance proceeds
my business in general. I will let you examine these records at        may be used to repair or replace the Property. I will buy
any reasonable time. I will prepare any report or accounting you       insurance from a firm licensed to do business in the state
request, which deals with the Property.                                where you are located. The firm will be reasonably acceptable
   I will keep the Property in my possession and will keep it in       to you. The insurance will last until the Property is
good repair and use it only for the purpose(s) described on page 1     released from this agreement. If I fail to buy or maintain
of this agreement. I will not change this specified use without        the insurance (or fail to name you as loss payee) you may
your express written permission. I represent that I am the             purchase it yourself.
original owner of the Property and, if I am not, that I have           WARRANTIES AND REPRESENTATIONS - If this agreement includes
provided you with a list of prior owners of the Property.              accounts, I will not settle any account for less than its
   I will keep the Property at my address listed on page 1 of this     full value without your written permission. I will collect
agreement, unless we agree I may keep it at another location. If       all accounts until you tell me otherwise. I will keep the
the Property is to be used in another state, I will give you a         proceeds from all the accounts and any goods which are
list of those states. I will not try to sell the Property unless       returned to me or which I take back in trust for you. I will
it is inventory or I receive your written permission to do so. If      not mix them with any other property of mine. I will deliver
I sell the Property I will have the payment made payable to the        them to you at your request. If you ask me to pay you the
order of you and me.                                                   full price on any returned items or items retaken by myself,
   You may demand immediate payment of the debt(s) if the debtor       I will do so. You may exercise my rights with respect to
is not a natural person and without your prior written consent;        obligations of any account debtors, or other persons
(1) a beneficial interest in the debtor is sold or transferred, or     obligated on the Property, to pay or perform, and you may
(2) there is a change in either the identity or number of members      enforce any security interest that secures such obligations.
of a partnership, or (3) there is a change in ownership of more
thank 25 percent of the voting stock of a corporation.                 -------------------------------------------------------------
   I will pay all taxes and charges on the Property as they become     Any person who signs within this box does so to give you a
due. You have the right of reasonable access in order to inspect       security interest in the Property described on this page.
the Property. I will immediately inform you of any loss or damage      This person does not promise to pay the note "I" as used in
to the Property.                                                       this security agreement will include the borrower and any
   If I fail to perform any of my duties under this security           person who signs within this box.
agreement, or any mortgage, deed of trust, lien or other security
interest, you may without notice to me perform the duties or cause                                         Date_____________________
them to be performed. Your right to perform for me shall not           Signed ______________________________________________________
create an obligation to perform and                                    -------------------------------------------------------------

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   If this agreement covers inventory, I will not dispose of it           "Any amount due and payable under this note" means the
except in my ordinary course of business at the fair market value      total amount of which you are entitled to demand payment
for the Property, or at a minimum price established between you        under the terms of this note at the time you set off. This
and me.                                                                total includes any balance the due date for which you
   If this agreement covers farm products I will provide you, at       properly accelerate under this note.
your request, a written list of the buyers, commission merchants          If my right to receive money from you is also owned by
or selling agents to or through to whom I may sell my farm             someone who has not agreed to pay this note, your right of
products. In addition to those parties named on this written list,     set-off will apply to my interest in the obligation and to
I authorize you to notify at your sole discretion any additional       any other amounts I could withdraw on my sole request or
parties regarding your security interest in my farm products. I        endorsement. Your right of set-off does not apply to an
remain subject to all applicable penalties for selling my farm         account or other obligation where my rights are only as a
products in violation of my agreement with you and the Food            representative. It also does not apply to any Individual
Security Act. In this paragraph the terms farm products, buyers,       Retirement Account or other tax-deferred retirement account.
commission merchants and selling agents have the meaning's given          You will not be liable for the dishonor of any check when
to them in the Federal Food Security Act of 1985.                      the dishonor occurs because you set off this debt against any
   If this agreement covers chattel paper or instruments, either       of my accounts. I agree to hold you harmless from any such
as original collateral or proceeds of the Property, I will note        claims arising as a result of our exercise of our right to
your interest on the face of the chattel paper or instruments.         set-off.
REMEDIES - I will be in default on this security agreement if I am     DEFAULT- I will I be in default if any one or more of the
in default on any note this agreement secures or if I fail to keep     following occur: (1) I fail to make a payment on time or in
any promise contained in the terms of this agreement. If I             the amount due; (2) 1 fail to keep the Property insured, if
default,  you have all of the rights and remedies provided in the      required; (3) 1 fail to pay, or keep any promise, on any debt
note and under the Uniform Commercial Code. You may require me to      or agreement I have with you; (4) any other creditor of mine
make the secured property available to you at a place which is         attempts to collect any debt I owe him through court
reasonably convenient. You may take possession of the secured          proceedings; (5) 1 die, am declared incompetent, make an
property and sell it as provided by law. The proceeds will be          assignment for the benefit of creditors, or become insolvent
applied first to your expenses and then to the debt. I agree that      (either because my liabilities exceed my assets or I am
10 days written notice sent to my last known address by first          unable to pay my debts as they become due); (6) 1 make any
class mail will be reasonable notice under the Uniform Commercial      written statement or provide any financial information that
Code. My current address is on page 1.                                 is untrue or inaccurate at the time it was provided; (7) 1 do
PERFECTION OF SECURITY INTEREST - I authorize you to file a            or fail to do something which causes you to believe you will
financing statement covering the Property. I will comply with,         have difficulty collecting the amount I owe you; (8) any
facilitate, and otherwise assist you in connection with obtaining     collateral securing this note is used in a manner or for a
possession of or control over the Property for purposes of             purpose which threatens confiscation by a legal authority;
perfecting your security interest under the Uniform Commercial         (9) 1 change my name or assume an additional name without
Code.                                                                  first notifying you before making such a change; (10) 1 fail to plant, cultivate and harvest crops in due season; (11) any
                ADDITIONAL TERMS OF THE NOTE                           loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the
DEFINITIONS - As used on pages 1 and 2, "[X]" means the terms that     conversion of wet lands to produce an agricultural commodity,
apply to this loan. "I," "me" or "my" means each Borrower who          as further explained in 7 C.F.R. Part 1940, Subpart G,
signs this note and each other person or legal entity (including       Exhibit M.
guarantors, endorsers, and sureties) who agrees to pay this note       REMEDIES - If I am in default on this note you have, but are
(together referred to as "us"). "You" or "your" means the Lender       not limited to, the following remedies:
and its successors and assigns.                                           (1) You may demand immediate  payment of all I owe you
APPLICABLE LAW - The law of the state of Florida will govern this             under this note (principal, accrued unpaid interest
agreement. Any term of this agreement which is contrary to'                   and other accrued unpaid charges).
applicable law will not be effective, unless the law permits you          (2) You may set off this debt against any right I have to
and me to agree to such a variation. If any provision of this                 the payment of money from you, subject to the terms of
agreement cannot be enforced according to its terms, this fact                the SEXOR" paragraph herein.
will not affect the enforceability of the remainder of this               (3) You may demand security, additional security, or
agreement. No modification of this agreement may be made without              additional parties to be obligated to pay this note as
your express written consent. Time is of the essence in this                  a condition for not using any other remedy.
agreement.                                                                (4) You may refuse to make advances to me or allow
PAYMENTS - Each payment I make on this note will first reduce the             purchases on credit by me.
amount I owe you for charges which are neither interest nor               (5) You may use any remedy you have under state or federal
principal. The remainder of each payment will then reduce accrued             law.
unpaid interest, payments, we will describe our agreement on this         (6) You may make use of any remedy given to you in any
note. I may prepay a part of, or the entire balance of this loan              agreement securing this note.
without penalty, unless we specify to the contrary on this note.          By selecting any one or more of these remedies you do not
Any partial prepayment will not excuse or reduce any later             give up your right to use later any other remedy. By waiving
scheduled payment until this note is paid in full (unless, when I      your right to declare an event to be a default, you do not
make the prepayment, you and I agree in writing to the contrary).      waive your right to consider later the event a default if it
INTEREST - Interest accrues on the principal remaining unpaid from     continues or happens again.
time to time, until paid in full. If I receive the principal in        COLLECTION COSTS AND ATTORNEY'S FEES - I agree to pay all
more than one advance, each advance will start to earn interest        costs of collect ion, replevin or any other or similar type
only when I receive the advance. The interest rate in effect on        of cost if I am in default. In addition, if you hire an
this note at any given time will apply to the entire principal sum     attorney to collect this note, I also agree to pay any
outstanding at that time. Notwithstanding anything to the              reasonable fee you incur with such attorney, plus court costs
contrary, I do not agree to pay and you do not intend to charge        (except where prohibited by law). I agree that reasonable
any rate of interest that is higher than the maximum rate of           attorney's fees" shall be construed to mean 108 of the
interest you could charge under applicable law for the extension       principal sum named in this note, or such larger fee that the
of credit that is agreed to in this note (either before or after       court may determine to be reasonable and just. To the extent
maturity). If any notice of interest accrual is sent and is in         permitted by the United States Bankruptcy Code, I also agree
error, we mutually agree to correct it, and if you actually            to pay the reasonable attorney's fees and costs you incur to
collect more interest than allowed by law and this agreement, you      collect this debt as awarded by any court exercising
agree to refund it to me.                                              jurisdiction under the Bankruptcy Code.
INDEX RATE - The index will serve only as a device for setting the     WAIVER - I give up my rights to require you to do certain
interest rate on this note. You do not guarantee by selecting this     things. I will not require you to:
index, or the margin, that the interest rate on this note will be         (1) demand payment of amounts due (presentment);
the same rate you charge on any other loans or class of loans you         (2) obtain official certification of nonpayment
make to me or other borrowers.                                                (protest); or
POST MATURITY RATE - For purposes of deciding when the "Post              (3) give notice that amounts due have not been paid
Maturity Rate" (shown on page 1) applies, the term "maturity"                 (notice of dishonor);
means the date of the last scheduled payment indicated on page 1       TO THE EXTENT PERMITTED BY LAW, I ALSO WAIVE MY RIGHT TO A
of this note or the date you accelerate payment on the note,           TRIAL BY JURY IN RESPECT TO ANY LITIGATION ARISING FROM THIS
whichever is earlier.                                                  NOTE AND ANY OTHER AGREEMENT EXECUTED IN CONJUNCTION WITH
SINGLE ADVANCE LOANS - If this is a single advance loan, you and I     THIS CREDIT TRANSACTION.
expect that you will make only one advance of principal. However,         I waive any defenses I have based on  suretyship or
you may add other amounts to the principal if you make any             impairment of collateral.
payments described in the "PAYMENTS BY LENDER" paragraph below.        OBLIG4TIONS INDEPENDENT - I understand that I must pay this
MULTIPLE ADVANCE LOANS - If this is a multiple advance loan, you       note even if someone else has also agreed to pay it (by, for
and I expect that you will make only one advance of principal. If      example, signing this form or a separate guarantee or
this is closed end credit, repaying a part of the principal will       endorsement). You may sue me alone, or anyone else who is
not entitle me to additional credit.                                   obligated on this note, or any number of us together, to
SET OFF - I agree that you may set off any amount due and payable      collect this note. You may without notice release any party
under this note against any right I have to receive money from         to this agreement without releasing any other party. If you
you.                                                                   give up any of your rights, with or without notice, it will
   "Right to receive money from you" means:                            not affect my duty to pay this note. Any extension of new
   (1) any deposit account balance I have with you;                    credit to any of us, or renewal of this note by all or less
   (2) any money owed to me on an item presented to you or in your     than all of us will not release me from my duty to pay it.
       possession for collection or exchange; and                      (Of course, you are entitled to only one payment in full.)
   (3) any repurchase agreement or other nondeposit obligation.        I agree that you may at your option extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice and for any term without affecting my liability for payment of the note.
                                                                       I will not assign my obligation under this agreement without your prior written approval.
                                                                       FINANCIAL INFORMATION - I agree to provide you, upon request, any financial statement or information you may deem
                                                                       necessary. I warrant that the financial statements and
                                                                       information I provide to you are or will be accurate, correct and complete.

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGES 1, 2 AND 3). I have received a copy on today's date.


__________________________________________________________________     _____________________________________________________________
LAURA CAMISA, MANAGING MEMBER

__________________________________________________________________     _____________________________________________________________


__________________________________________________________________     _____________________________________________________________


SIGNATURE FOR LENDER:_______________________________________________________________________________________________________________
                      ROBERT POORE,


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